UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): December 18, 2018

Steel Connect, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-35319	04-2921333
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1601 Trapelo Road, Suite 170 Waltham, Massachusetts		02451
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: (781) 663-5000

(Former Name or Former Address, If Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 3.01	Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

On December 18, 2018, Steel Connect, Inc. (the “Company”) received a notification letter (the “Notice”) from the Listing Qualifications Department of the Nasdaq Stock Market LLC (“Nasdaq”) stating that the Company is not in compliance with Nasdaq Listing Rule 5250(c)(1), which requires the timely filing of all required periodic financial reports with the Securities and Exchange Commission (the “SEC”). The Notice was sent as a result of the Company’s delay in filing its Quarterly Report on Form 10-Q for the first quarter of fiscal 2019 (the “Form 10-Q”). The Form 10-Q was due on December 10, 2018. The Notice has no immediate effect on the listing or trading of the Company’s common stock.

The Company filed a Form 12b-25 on December 11, 2018, the effect of which was to extend the due date for the Form 10-Q to December 17, 2018. The Company was unable to file the Form 10-Q by December 17, 2018, primarily due to delays in filing the Company’s Annual Report on Form 10-K, which was filed on December 4, 2018, and the Form 10-K/A, which was filed on December 18, 2018. The Notice stated that, under Nasdaq rules, the Company has 60 calendar days to submit a plan to regain compliance with Nasdaq’s listing rules, and that if such plan is submitted and accepted, Nasdaq can grant the Company an exception of up to 180 calendar days from the Form 10-Q filing’s due date, or until June 17, 2019, to regain compliance. If Nasdaq does not accept the Company’s plan, the Company will have the opportunity to appeal that decision to a Nasdaq hearings panel.

The Company filed its Form 10-Q on December 21, 2018, which cures the deficiency described in the Notice.

In addition, the previously reported NASDAQ deficiency, reported by the Company on November 7, 2018, from the delays in filing the Form 10-K and Form 10-K/A have been cured with the filing of the Form 10-K and 10-K/A.

On December 26, 2018, the Company issued a press release announcing the receipt of the Notice. A copy of the press release is attached as Exhibit 99.1 and incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

99.1	Press Release

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

December 26, 2018	Steel Connect, Inc.

	By:	/s/Louis J. Belardi
		Name:	Louis J. Belardi
		Title:	Chief Financial Officer